--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST
--------------------------------------------------------------------------------

    Van Kampen American Capital Prime Rate Income Trust, formerly known as Van Kampen Merritt Prime Rate Income Trust (the "Fund"), is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to United States corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. The Fund's investment adviser is Van Kampen American Capital Investment Advisory Corp. (the "Adviser"). An investment in the Fund may not be appropriate for all investors and there is no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies and Special Risk Considerations."

    The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its outstanding common shares of beneficial interest ("Common Shares") at the then current net asset value of the Common Shares. An early withdrawal charge payable to Van Kampen American Capital Distributors, Inc. ("VKAC") will be imposed on most Common Shares held for less than five years that are accepted for repurchase pursuant to a tender offer by the Fund. The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKAC intends to make a secondary market in the Common Shares at any time. Accordingly, Common Shares of the Fund have no history of public trading, and there is not expected to be any secondary trading market in the Common Shares. An investment in the Common Shares should be considered illiquid.
                               ------------------      (Continued on next page.)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus sets forth concisely the information that a prospective investor should know before investing in the Common Shares of the Fund. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated November 13, 1995 has been filed with the Securities and Exchange Commission and can be obtained without charge by calling 1-800-421-5666 or, for Telecommunications Device for the Deaf, 1-800-772-8889. A table of contents to the Statement of Additional Information is located at page 50 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information.
                               ------------------

                         VAN KAMPEN AMERICAN CAPITAL SM
                               ------------------

  THIS PROSPECTUS IS DATED NOVEMBER 13, 1995, AS SUPPLEMENTED ON DECEMBER 14,
                                     1995.

SM denotes a registered servicemark of Van Kampen American Capital Distributors, Inc.

(Continued from previous page.)

    The Fund completed an initial public offering of its Common Shares in October, 1989. Since November 13, 1989 the Fund has engaged in a continuous offering of its Common Shares through VKAC, as principal underwriter, and through selected broker-dealers and financial services firms, at a price per Common Share equal to net asset value. There is no initial sales charge or underwriting discount on purchases of Common Shares. VKAC will compensate from its own assets the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000. The minimum initial investment for tax sheltered retirement plans is $250. See "Purchasing Shares of the Fund." The Fund has registered 225,000,000 Common Shares for sale under the Registration Statement to which this Prospectus relates. The Fund expects to incur approximately $922,600 in expenses in connection with the offering of such Shares. A portion of such expenses will be charged as operating expenses during the current period and the remainder will be amortized over a period of not more than twelve months.

    Senior Loans in which the Fund may invest generally will pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major United States bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The Fund will seek to achieve over time an effective yield that approximates the average published Prime Rate of major United States banks. Senior Loans generally will hold the most senior position in the capital structure of the Borrower and generally will be secured with specific collateral, which may include guarantees. The terms of Senior Loans typically will include various restrictive covenants which are designed to limit certain activities of the Borrower. It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests will be used primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. See "Investment Objective and Policies and Special Risk Considerations."
                               ------------------

                            FOR TEXAS INVESTORS ONLY

    There is no limit on the percentage of the Fund's assets which may be invested in interests in Senior Loans which are not readily marketable or subject to restrictions on resale. The value of interests in Senior Loans will be determined by the Adviser following guidelines established by the Trustees. Interests in Senior Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments with comparable credit quality, interest rate, interest rate redetermination period and maturity (such as commercial paper, negotiable certificates of deposit, treasury bills and short-term variable rate securities) and the relationship between such instruments and the Senior Loan interests in the Fund's portfolio. In determining such relationship the Adviser will consider, among other factors,
(i) the credit worthiness of the Borrower and (ii) the current interest rate, the period until next interest rate redetermination and maturity of the Senior Loans.

    The investment advisory and administrative services fees will be determined on the basis of the average weekly managed assets of the Fund. The price of offers for tender of Common Shares made by the Fund will be based upon the then current net asset value of the Common Shares.

    The minimum initial investment in the Fund required for Texas investors is $5,000.
                               ------------------

             FOR ARIZONA, NEW JERSEY AND WASHINGTON INVESTORS ONLY

                       THESE SECURITIES ARE SPECULATIVE.

                 See "Investment Practices and Special Risks."
                               ------------------

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                  PAGE
                                                                  ----
Fund Expenses..................................................     4
Prospectus Summary.............................................     5
Financial Highlights...........................................    14
The Fund.......................................................    16
Use of Proceeds................................................    17
Investment Objective and Policies and Special Risk Factors.....    17
  Certain Characteristics of Senior Loan Interests.............    17
  Special Risk Considerations..................................    25
Investment Practices and Special Risks.........................    28
Taxation.......................................................    33
Management of the Fund.........................................    34
Distributions..................................................    36
Dividend Reinvestment Plan.....................................    36
Repurchase of Shares...........................................    38
Description of Common Shares...................................    42
Purchasing Shares of the Fund..................................    44
Communications with Shareholders...............................    47
Custodian, Dividend Disbursing and Transfer Agent..............    49
Legal Opinions.................................................    49
Experts........................................................    49
Additional Information.........................................    49
Table of Contents for Statement of Additional Information......    50

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S ADVISER OR PRINCIPAL UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, IN ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

------------------------------------------------------------------------------
FUND EXPENSES
------------------------------------------------------------------------------

  The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

SHAREHOLDER TRANSACTION EXPENSES
  Sales Load (as a percentage of offering price)...........     None
  Dividend Reinvestment Plan Fees..........................     None
  Early Withdrawal Charge..................................  0.00-3.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
  ATTRIBUTABLE TO COMMON SHARES)
  Investment Advisory and Administration Fees..............    1.20%
  Interest Payments on Borrowed Funds......................    0.00%
  Other Expenses...........................................    0.29%
                                                             ----------
      Total Annual Fund Operating Expenses.................    1.49%

----------------
See "Management of the Fund" for additional information.

EXAMPLE

  An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

                                   ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                   --------   -----------   ----------   ---------
Assuming no tender of Common
  Shares.........................    $ 15         $47          $ 81        $ 178
Assuming tender and repurchase of
Common Shares on last day of
period and imposition of
maximum applicable early
withdrawal charge................    $ 45         $67          $ 91        $ 178

  This "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Total Annual Fund Operating Expenses remain the same in the years shown except, as to the Three, Five and Ten Year periods, for the completion of organization expense amortization. The above tables and the assumptions in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission ("SEC"); the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information.

THE FUND. Van Kampen American Capital Prime Rate Income Trust (the "Fund") is a non-diversified, closed-end management investment company, organized as a Massachusetts business trust on July 14, 1989. The Fund completed an initial public offering of its common shares of beneficial interest ("Common Shares") in October, 1989. Since November 13, 1989 the Fund has engaged in a continuous offering of its Common Shares through Van Kampen American Capital Distributors, Inc. ("VKAC") (an indirect affiliate of the Fund), as principal underwriter. As of December 8, 1995, the Fund had 350,830,838 Common Shares outstanding and had net assets of $3,516,864,838. See "The Fund."

CONTINUOUS OFFERING. The Fund is continuously offering Common Shares through VKAC, as principal underwriter, and through selected broker-dealers and financial services firms, at a public offering price per Common Share equal to net asset value. There is no initial sales charge or underwriting discount on purchases of Common Shares. VKAC will compensate from its own assets the broker-dealers and financial services firms participating in the continuous offering. The minimum initial investment is $1,000 and minimum subsequent investment is $100. The minimum initial investment for tax sheltered retirement plans is $250. The Fund does not intend to list the Common Shares on any national securities exchange. The Fund may from time to time make tender offers for all or a portion of its Common Shares. An early withdrawal charge payable to VKAC will be imposed on most Common Shares accepted for tender that have been held for less than five years. See "Purchasing Shares of the Fund" and "Repurchase of Shares."

INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to United States corporations, partnerships and other entities ("Borrowers"). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's net asset value as a result of changes in interest rates. Senior Loans in which the Fund will purchase interests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders. The Fund seeks to achieve over time an effective yield that approximates the average published Prime Rate of major United States banks. The

Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. As discussed below in this Prospectus Summary under "Tender Offers," an investment in the Common Shares should be considered illiquid.

  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent will be primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund will invest in participations ("Participations") in Senior Loans, will purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"). The Fund will purchase an Assignment or act as Original Lender with respect to a syndicated Senior Loan, initially, only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group "S&P" or Baa or P-3 or higher by Moody's Investors Service "Moody's") or determined by the Adviser to be of comparable quality. In addition, the Fund will purchase a Participation only when the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment have outstanding debt obligations rated investment grade or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. With respect to any given Senior Loan, the rights of the Fund when it acquires a Participation may be different from, and more limited than, the rights of Original Lenders or of persons who acquire an Assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the Participations are obtained. The Fund may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.

  It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. Senior Loans generally are secured by specific collateral, which may include guarantees. The Fund may invest up to 5% of its total assets in interests in Senior

Loans which are not secured by any specific collateral in connection with its investments in collateralized Senior Loans. The Fund may also acquire warrants, equity securities and, in limited circumstances, junior debt securities in connection with its investments in Senior Loans, as discussed below. Such equity securities will not be treated by the Fund as Senior Loans. Investment in Senior Loans which are not secured by specific collateral and in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investment in collateralized Senior Loans. Loan Agreements may provide for various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the interests of the Lenders. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

  Pursuant to the relevant Loan Agreement, the Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality short-term, liquid instruments. The Fund will not purchase interests in Senior Loans that would commit the Fund to make any such additional loans if the assets segregated against such additional loan commitments, taken together with assets otherwise held in high quality, short-term debt securities, would exceed 20% of the Fund's total assets.

  In normal market conditions, at least 80% of the Fund's total assets will be invested in Senior Loans. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and as there may be significant economic incentives for a Borrower to prepay its Senior Loans, prepayment of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. However, because most Senior Loans in which the Fund may invest redetermine interest rates at least semi-annually, the Fund and the Adviser believe that the possibility of prepayment does not entail a significant yield risk to holders of Common Shares.

  During normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less (including assets maintained by the Fund as a reserve against any additional loan commitments) and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term debt securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's or unrated commercial paper considered by the Adviser to be of comparable quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Such high quality, short-term debt securities may pay interest at rates that are periodically redetermined, or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, invest up to 100% of its assets in cash and such high quality, short-term securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Investment Objective and Policies and Special Risk Considerations" and "Investment Practices and Special Risks."

  Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the collateralized nature of most Senior Loans in the Fund's portfolio, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade, or unrated but of comparable quality, commonly are referred to as "junk bonds." The Fund will invest only in those

Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates certain of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, adequate collateral coverage of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on analyses performed by Lenders other than the Fund.

  When the Fund purchases a Participation, the Fund typically enters into a contractual relationship with the Lender selling such Participation, but not with the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Fund will only acquire Participations if the Lender selling the Participation, and any other person interpositioned between the Fund and such Lender (i) at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement providing for the holding of assets in safekeeping for the Fund. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. The Fund believes that such policies significantly reduce the credit risk that it assumes with respect to such Lender or interpositioned person.

INVESTMENT ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser"), a wholly-owned subsidiary of Van Kampen American Capital, Inc., is the Fund's investment adviser. Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and over $54 billion under management or supervision. Van Kampen American Capital, Inc.'s 35 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide. See "Management of the Fund."

ADMINISTRATOR. VKAC is the Fund's administrator (the "Administrator"). The Administrator is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. The administrative services to be provided by the Administrator include monitoring the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments, recordkeeping responsibilities with respect to Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities. See "Management of the Fund."

FEES AND EXPENSES. The Fund will pay the Adviser a monthly fee at an annual rate of 0.95% of the average net assets of the Fund (as defined), such annual rate is reduced when average net assets exceed $4 billion. The advisory fee is higher than the fees paid by most other management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with an investment objective and policies similar to those of the Fund. The Fund will pay the Administrator a monthly fee at an annual rate of 0.25% of the average net assets of the Fund (as defined). See "Management of the Fund."

DISTRIBUTIONS. The Fund's policy is to declare daily and pay monthly distributions to holders of Common Shares of substantially all net investment income of the Fund. Distributions to holders of Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are distributed to holders of Common Shares at least annually. Holders of Common Shares may elect to have distributions automatically reinvested in additional Common Shares. See "Distributions," "Taxation" and "Dividend Reinvestments."

  TENDER OFFERS. The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its outstanding Common Shares at the then current net asset value of the Common Shares. As of the date hereof, the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKAC will be imposed on most Common Shares accepted for tender that have been held for less than five years. The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKAC intends to make a secondary trading market in the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. There can be no assurance that the Fund will in fact tender for any of its Common Shares. If the Fund tenders for Common Shares there is no guarantee that all, or any, Common Shares tendered will be purchased. Subject to its borrowing restrictions, the Fund may incur debt to finance repurchases of its Common Shares pursuant to tender offers; such borrowings entail additional risks. The ability of the Fund to tender for its Common Shares may be limited by certain requirements of the Internal Revenue Code of 1986, as amended, that must be satisfied in order for the Fund to maintain its desired tax status as a regulated investment company. The Fund may be required to suspend the continuous offering of its Common Shares during the term of any such tender offer. See "The Fund," "Purchasing Shares of the Fund" and "Repurchase of Shares."

  SPECIAL RISK CONSIDERATIONS. Illiquidity. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Common Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. In the event that the Fund's Board of Trustees does not, at any time or from time to time, authorize the Fund to engage in tender offers for its Common Shares, it is unlikely that a holder of Common Shares will be able to otherwise sell Common Shares to the Fund. The shares of closed-end investment companies often trade at a discount from their net asset values and, in the unlikely event that a secondary market for the Common Shares were to develop, the

Common Shares likewise may trade at a discount from net asset value. Because the Fund intends to offer its Common Shares continuously at a price equal to net asset value, it is unlikely that the Common Shares would trade at a premium to net asset value should a secondary market for the Common Shares develop.

  Borrowings. The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (after giving effect to the amount borrowed) for the purpose of obtaining short-term credits in connection with tender offers by the Fund for the Common Shares. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), bears to the aggregate amount of any such borrowings by the Fund. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to the holders of Common Shares. The Fund does not intend to use borrowings for leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed). See "Repurchase of Shares."

  Senior Loans. Senior Loans in which the Fund will invest generally will not be rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical abilities of the Adviser than would be the case for an investment company that invests primarily in more widely rated, registered or exchange-listed securities. See "Investment Objective and Policies and Special Risk Considerations."

  Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed in which interests in Senior Loans are traded. Any secondary market purchases and sales of Senior Loans generally are conducted in private transactions between buyers and sellers. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for liquid securities. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares or when the Adviser considers it advantageous to increase the percentage of the Fund's portfolio invested in high quality, short-term securities, and may in certain circumstances result in the Fund engaging in borrowings to meet short-term cash requirements. See "Investment Objective and Policies and Special Risk Considerations."

  Credit Risks Associated with Investments in Participations. The Fund will purchase Participations in Senior Loans. With respect to any given Senior Loan, the terms of Participations are arrived at through private negotiations between the Fund and the seller of such an interest in a Senior Loan, and may result in the Fund having rights which differ from, and are more limited than, the rights of Lenders or of persons who acquire such interests by Assignment. Participations typically result in the Fund having a contractual relationship with the Lender selling the Participation, but not with the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of such Lender, and may not have any exclusive or senior claim with respect to such Lender's interest in, or the collateral with respect to, the Senior Loan. As such, the Fund may incur the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower with respect to the Senior Loan when purchasing Participations and may not benefit directly from the security provided by the collateral supporting the Senior Loan with respect to which such Participation was sold. The Fund has implemented measures designed to reduce such risk. The Fund may pay a fee or forgo a portion of interest payments when acquiring Participations or Assignments. See "Investment Objective and Policies and Special Risk Considerations."

  Credit Risks Associated with Senior Loans. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits of collateralization with respect to such Senior Loans. See "Investment Objective and Policies and Special Risk Considerations."

  Certain Investment Practices. The Fund may use various investment practices that involve special considerations including lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. In addition, the Fund has the authority to engage in interest rate and other hedging and risk management transactions. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."

  Diversification. The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. The Fund does not intend to invest, however, more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence. See "The Fund."

  Percentage of Assets in Participations. The Fund may invest up to 100% of its assets in Participations. The Lenders selling such Participations and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the bank, finance and financial services industries. Because the Fund may invest a relatively high percentage of its assets in such Participations, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. The Fund has taken measures which it believes significantly reduce its exposure to such risk. See "Investment Objective and Policies and Special Risk Considerations" and "Investment Restrictions."

  Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Common Shares--Anti-Takeover Provisions of the Declaration of Trust."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for one Common Share of the Fund outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Common Share of the Fund outstanding throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants for the periods indicated, and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.

                                                                                                                     OCTOBER 4,
                                                                                                                        1989
                                                                                                                    (COMMENCEMENT
                                                                                                                    OF INVESTMENT
                                                                            YEAR ENDED JULY 31                       OPERATIONS)
                                                          ------------------------------------------------------         TO
                                                             1995         1994       1993       1992      1991      JULY 31, 1990
                                                          -----------    -------    -------    ------    -------    -------------
Net Asset Value, Beginning of Period...................     $10.052      $10.004    $ 9.998    $9.985    $10.008       $10.000
                                                            -------      -------    -------    ------    -------       -------
  Net Investment Income................................        .756         .618       .600      .698       .907          .815
  Net Realized and Unrealized Gain/Loss on
    Investments........................................       (.004)        .015       .008      .004      (.008)         .005
                                                            -------      -------    -------    ------    -------       -------
Total from Investment
  Operations...........................................        .752         .633       .608      .702       .899          .820
                                                            -------      -------    -------    ------    -------       -------
Less:
  Distributions from Net Investment Income.............        .758         .585       .600      .689       .910          .812
  Distributions in Excess of Net Investment Income.....         -0-          -0-       .002       -0-       .012           -0-
                                                            -------      -------    -------    ------    -------       -------
Total Distributions....................................        .758         .585       .602      .689       .922          .812
                                                            -------      -------    -------    ------    -------       -------
Net Asset Value, End of Period.........................     $10.046      $10.052    $10.004    $9.998    $ 9.985       $10.008
                                                            =======      =======    =======    ======    =======       =======

                                                   (Continued on following page)

          See Financial Statements and Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for one Common Share of the Fund outstanding throughout the periods indicated)
--------------------------------------------------------------------------------

                                                                                                                     OCTOBER 4,
                                                                                                                        1989
                                                                                                                    (COMMENCEMENT
                                                                                                                    OF INVESTMENT
                                                                           YEAR ENDED JULY 31                        OPERATIONS)
                                                         -------------------------------------------------------         TO
                                                            1995          1994       1993       1992      1991      JULY 31, 1990
                                                         -----------    --------    -------    ------    -------    -------------
Total Return(1) (Non-Annualized)......................        7.82%        6.52%      6.17%     7.25%      9.41%         8.51%
Net Assets at End of Period (in millions).............    $ 2,530.1     $1,229.0    $ 966.7    $928.3    $ 997.5       $ 659.1
Ratio of Expenses to Average Net Assets(1)
  (Annualized)........................................        1.49%        1.53%      1.53%     1.55%      1.56%         1.59%
Ratio of Net Investment Income to Average Net
  Assets(1) (Annualized)..............................        7.71%        6.16%      5.96%     6.98%      8.91%         9.91%
Portfolio Turnover(2).................................       71.31%       73.50%     66.54%    58.79%     40.73%        53.44%
----------------
(1) If certain expenses had not been assumed by the investment advisor, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets
   (Annualized).......................................          N/A          N/A        N/A       N/A      1.58%           N/A
   Ratio of Net Investment Income to Average Net
   Assets (Annualized)................................          N/A          N/A        N/A       N/A      8.89%           N/A
(2) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

          See Financial Statements and Notes to Financial Statements.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------

  Van Kampen American Capital Prime Rate Income Trust (the "Fund") is a non-diversified, closed-end management investment company which was organized as a Massachusetts business trust on July 14, 1989 and which commenced investment operations on October 4, 1989. The Fund completed an initial public offering of its common shares of beneficial interest ("Common Shares") in October, 1989. Since November 13, 1989, the Fund has also engaged in a continuous offering of the Common Shares through Van Kampen American Capital Distributors, Inc. ("VKAC") (an indirect affiliate of the Fund), as principal underwriter. As of December 8, 1995, the Fund had 350,830,838 Common Shares outstanding and had net assets of $3,516,864,838. The net asset value per Common Share of the Fund on December 8, 1995 was $10.02. The Fund's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and its telephone number is 1-800-421-5666.

  The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list the Common Shares for trading on any national securities exchange and none of the Fund, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or VKAC intends to make a secondary trading market in the Common Shares at any time. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid. The Board of Trustees of the Fund currently intends each quarter to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding Common Shares at the then current net asset value for the Common Shares. As of the date hereof the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKAC will be imposed on most Common Shares held for less than five years which are accepted for repurchase pursuant to a tender offer by the Fund. There can be no assurance that the Fund will in fact tender for any of its Common Shares and, in the event that the Fund does not so tender, it is unlikely that a holder of Common Shares will be able to otherwise sell Common Shares to the Fund. If the Fund tenders for Common Shares, there is no guarantee that all, or any, Common Shares tendered will be purchased. Subject to its borrowing restrictions, the Fund may incur debt to finance repurchases of its Common Shares pursuant to tender offers, which entails additional risks. The ability of the Fund to enter into tender offers may be limited by certain requirements of the Internal Revenue Code of 1986, as amended, that must be satisfied in order for the Fund to maintain its desired tax status as a regulated investment company. See "Repurchase of Shares."

------------------------------------------------------------------------------
USE OF PROCEEDS
------------------------------------------------------------------------------

  The net proceeds from the sale of the Common Shares offered hereby will be invested in accordance with the Fund's investment objective and policies. Pending such investment, the proceeds may be invested in high quality, short-term securities.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES AND SPECIAL RISK FACTORS
------------------------------------------------------------------------------

  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to United States corporations, partnerships and other entities ("Borrowers"). Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. The Fund seeks to achieve over time an effective yield that approximates the average published Prime Rate of major United States banks.

CERTAIN CHARACTERISTICS OF SENIOR LOAN INTERESTS

  Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

  The Fund will invest in participations ("Participations") in Senior Loans, will purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender").

  It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of Borrowers may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. In connection with the acquisition of collateralized Senior Loans, the Fund may invest up to 5% of its total assets in Senior Loans which are not secured by any collateral. Such unsecured Senior Loans would constitute an interim financing intended to be refinanced through, in whole or in part, a collateralized Senior Loan. In the event that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants and equity securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants and equity securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in unsecured Senior Loans, warrants and equity securities only as an incident to the intended purchase of interests in collateralized Senior Loans. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Such collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

  Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

  Senior Loans in which the Fund will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime rate offered by one or more major United States banks (the "Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. At least 80% of the Fund's total assets normally will be invested in Senior Loans. In normal market conditions, at least 65% of the Fund's assets will be invested in Senior Loans which, at the time of the Fund's initial investment in such Senior Loans, provided the Fund with a rate of return which was at least equal to the Prime Rate existing on the date of such initial investment. The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Fund's assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and seven years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

  When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's net asset value will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in net asset value as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value. In addition to changes in interest rates, changes in the credit quality of Borrowers will also effect the Fund's net asset value. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's net asset value.

  The Fund may purchase and retain in its portfolio a Senior Loan interest the Borrower with respect to which has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. As of July 31, 1995, the date of the Fund's most recent audited financial statements, the Fund held no such Senior Loan interests in its portfolio. The values of such Senior Loan interests, if any, reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount of such Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities and/or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

  Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the collateralized and/or guaranteed nature of most Senior Loans, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates certain of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

  The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes significantly reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

  Participations by the Fund in a Lender's portion of a Senior Loan typically result in the Fund having a contractual relationship only with such Lender, not with the Borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's Investors Service ("Moody's")) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be either overwhelming or very strong and issues of commercial paper rated Prime-1 by Moody's are considered by Moody's to have a superior ability for repayment of senior short-term debt obligations. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan.

  The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

  The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. In addition, the Fund will purchase a Participation only where the Lender selling such Participation, and any other person interpositioned between such Lender and the Fund at the time of investment, have outstanding debt obligations rated investment grade or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

  Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal and/or interest. In such event, the Fund could experience a decrease in net asset value.

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

  Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

  A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating sufficient investments in high quality short-term, liquid investments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions."

  During normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less (including assets maintained by the Fund as a reserve against any additional loan commitments) and (ii) warrants, equity securities and, in certain limited circumstances discussed above, junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's, or unrated commercial paper considered by the Adviser to be of similar quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants and equity securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Warrants and equity securities will not qualify as assets required to be maintained as a reserve against additional loan commitments. Although the Fund generally will acquire interests in warrants and equity securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants and equity securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Fund to minimize fluctuations in its net asset value.

SPECIAL RISK CONSIDERATIONS

  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund. Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

  Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, will not be registered with the Securities and Exchange Commission ("SEC") or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for more widely rated, registered and/or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in more widely rated, registered and/or exchange listed securities.

  Senior Loans are, at present, not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary market purchases and sales of Senior Loans generally are conducted in private transactions between buyers and sellers. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Fund to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Common Shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

  To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

  The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. See "Investment Restrictions" in the Statement of Additional Information. The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

  The Fund may use various investment practices that involve special considerations including engaging in interest rate and other hedging transactions, lending its portfolio securities, entering into when-issued and delayed delivery transactions and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Investment Practices and Special Risks."

------------------------------------------------------------------------------
INVESTMENT PRACTICES AND SPECIAL RISKS
------------------------------------------------------------------------------

  In connection with the investment objective and policies described above, the Fund may: engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when issued" or "delayed delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

  The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar- weighted average duration of the Fund's portfolio. In addition, with respect to fixed-income securities in the Fund's portfolio or to the extent an active secondary market develops in interests in Senior Loans in which the Fund may invest, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

  To the extent permitted by applicable regulatory authority, the Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

  In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

  The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates in incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

  Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

  New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

LENDING OF PORTFOLIO HOLDINGS

  The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

"WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS

  The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

REPURCHASE AGREEMENTS

  The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

------------------------------------------------------------------------------
TAXATION
------------------------------------------------------------------------------

  The following federal tax discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom, reflects applicable tax laws as of the date of this Prospectus and is qualified by reference to the additional federal income tax discussion included in the Statement of Additional Information.

  The Fund intends to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including, among other things, interest and net short-term capital gains, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses) in each year, the Fund will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

  Distributions. Distributions of the Fund's net investment income are taxable to holders of Common Shares as ordinary income, whether paid in cash or reinvested in additional Common Shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to holders of Common Shares at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Sale of Shares. Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Common Shares and the amount received. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such Common Shares have been held for more than one year. It is possible, although the Fund believes it is unlikely, that tendering holders of Common Shares may not qualify for gain or loss treatment as described above, which in turn may result in deemed distributions to non-tendering holders of Common Shares. The federal income tax consequences of the repurchase of Common Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss realized upon a taxable disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal and state tax consequences of holding and disposing of Common Shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
------------------------------------------------------------------------------

BOARD OF TRUSTEES

  The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement, is the responsibility of the Fund's Board of Trustees.

THE ADVISER

  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is indirectly controlled by Clayton & Dubilier Associates IV Limited Partnership, the general partners of which are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald
J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc., a New York based private investment partnership. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and over $54 billion under management or supervision. Van Kampen American Capital, Inc.'s 35 open-end and 38 closed-end funds and more than 2,800 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  INVESTMENT ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Fund's Board of Trustees. Subject to their authority, the Adviser and the Fund's officers will supervise and implement the Fund's investment activities and will be responsible for overall management of the Fund's business affairs. The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold, or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also furnishes offices, necessary facilities and equipment and permits its officers and employees to serve without compensation as Trustees and officers of the Fund if duly elected to such positions. The Fund has reimbursed VKAC for costs incurred in connection with the Fund's organization and its initial registration of the common shares in the amount of $1,037,578. The Fund expects to incur approximately $922,600 in expenses in connection with the offering of 225,000,000 Common Shares. A portion of such expenses will be charged as operating expenses during the current period and the remainder will be amortized over a period of not more than twelve months.

  For the services provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser an annualized fee (accrued daily and paid monthly) equal to a percentage of the average net assets of the Fund as indicated below. The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Fund.

AVERAGE DAILY NET ASSETS     PERCENT PER ANNUM
------------------------     -----------------
   First $4.0 Billion          0.950 of 1.00%
   Next $ 3.5 Billion          0.900 of 1.00%
   Next $ 2.5 Billion          0.875 of 1.00%
   Over $10.0 Billion          0.850 of 1.00%

  PORTFOLIO MANAGEMENT. Jeffrey W. Maillet is a Vice President of the Adviser and has been primarily responsible for the day to day management of the Fund's portfolio since the Fund's commencement of investment operations. Mr. Maillet has been employed by the Adviser since 1989.

  THE ADMINISTRATOR. The administrator for the Fund is VKAC (in such capacity, the "Administrator"). Its principal business address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Administrator is a wholly-owned subsidiary of Van Kampen American Capital, Inc., which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. The Administrator maintains offices and regional representatives in major cities across the nation. VKAC is the principal underwriter of the Common Shares in connection with the offering thereof by the Fund. See "Purchase of Shares."

  Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement") and in consideration of its administrative fee, the Administrator will (i) monitor the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments and be responsible for recordkeeping with respect to Senior Loans in the Fund's portfolio; (ii) arrange for the printing and dissemination of reports to holders of Common Shares; (iii) arrange for the dissemination of the Fund's proxy and any tender offer materials to holders of Common Shares, and oversee the tabulation of proxies by the Fund's transfer agent; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith and review the provision of dividend disbursing services to the Fund; (vi) provide the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) make such reports and recommendations to the Board of Trustees as the Trustees reasonably request or deem appropriate; and (viii) provide shareholder services to holders or potential holders of the Fund's securities.

  For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's average assets (determined in the same manner as described above with respect to the Advisory Agreement).

------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------

  The Fund's present policy is to declare daily and pay monthly distributions to holders of Common Shares of substantially all net investment income of the Fund. Net investment income of the Fund consists of all interest income, fee income, other ordinary income earned by the Fund on its portfolio assets and net short-term capital gains, less all expenses of the Fund. Expenses of the Fund are accrued each day. Distributions to holders of Common Shares cannot be assured, and the amount of each monthly distribution is likely to vary. Net realized long-term capital gains, if any, are expected to be distributed to holders of Common Shares at least annually. Holders of Common Shares may elect to have distributions automatically reinvested in additional Common Shares. See "Dividend Reinvestments."

------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
------------------------------------------------------------------------------

  The Fund offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have all distributions of dividends and all capital gains automatically reinvested in Common Shares pursuant to the Plan. Unless Common Shareholders elect to participate in the Plan, all Common Shareholders will receive distributions of dividends and capital gains in cash.

  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the Common Shareholders in administering the Plan. Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, at net asset value. The valuation date will be the dividend or distribution payment date or, if that date is not a business day, the next preceding business day.

  The Plan Agent maintains each Common Shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by Common Shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Shareholder's proxy will include those Common Shares purchased pursuant to the Plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

  In the case of Common Shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholders as representing the total amount registered in the record Common Shareholder's name and held for the account of beneficial owners who are participating in the Plan.

  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Fund at least 90 days before the record date for the dividend distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Fund.

  All registered Common Shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Common Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A Common Shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and Common Shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the Common Shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8200, Boston, MA 02101. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

  DIVIDEND DIVERSIFICATION. A shareholder also may, upon written request by completing the appropriate section of the application form or by calling (800) 421-5666 ((800) 772-8889 for the hearing impaired), elect to have all dividends and other distributions paid on Common Shares of the Fund invested into shares of certain mutual funds advised by the Adviser or its affiliates so long as a pre-existing account for such shares exists for the shareholder. A shareholder may call the phone numbers shown above to obtain a list of the mutual funds available and to request current prospectuses.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

------------------------------------------------------------------------------
REPURCHASE OF SHARES
------------------------------------------------------------------------------

  The Board of Trustees of the Fund currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding Common Shares at the net asset value of the Common Shares on the expiration date of the tender offer. Although such tender offers, if undertaken and completed, will provide some liquidity for holders of the Common Shares, there can be no assurance that such tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all holders of Common Shares who may desire to sell such Common Shares. As such, investment in the Common Shares should be considered illiquid. As of the date of this Prospectus, the Fund has commenced and consummated tender offers in each quarter since the commencement of investment operations. An early withdrawal charge payable to VKAC will be imposed on most Common Shares accepted for tender by the Fund which have been held for less than five years, as described below.

  Although the Board of Trustees believes that tender offers for the Common Shares generally would increase the liquidity of the Common Shares, the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Common Shares. As a result, the Fund may be required to borrow money in order to finance repurchases and tenders.

  The Fund's Declaration of Trust authorizes the Fund, without prior approval of the holders of Common Shares, to borrow money in an amount up to 33 1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for Common Shares. In this connection, the Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowing, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the holders of Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the holders of Common Shares. The Fund does not intend to use borrowings for leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

  The Fund has entered into a Credit Agreement with Morgan Guaranty Trust Company of New York ("Morgan") pursuant to which Morgan has agreed to provide a credit facility in the maximum amount of $50,000,000 to the Fund. The credit facility provided by Morgan will terminate on January 26, 1996, unless extended pursuant to the terms thereof. The Fund has entered into a revolving credit agreement with Bank of America Illinois, formerly known as Continental Bank N.A. ("Bank of America") pursuant to which Bank of America has agreed to provide a credit facility in the maximum amount of $25,000,000 to the Fund. The credit facility provided by Bank of America terminated on December 13, 1995. The Fund is also a party to a letter agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street has agreed to provide a credit facility in the maximum amount of $25,000,000 to the Fund. The credit facility provided by State Street will terminate on February 28, 1996, unless extended by its terms. As of the date of this Prospectus, the Fund had not borrowed any amounts pursuant to the credit agreements with Morgan, State Street and Bank of America. See "Repurchase of Shares" in the Statement of Additional Information.

  Should the Fund determine to make a tender offer for its Common Shares, a notice describing the tender offer, containing information shareholders should consider in deciding whether to tender their Common Shares and including instructions on how to tender Common Shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain net asset value during the pendency of a tender offer will also be set forth in the notice. The Fund will purchase all Common Shares tendered in accordance with the terms of the offer unless it determines to terminate the offer. Costs associated with the tender will be charged against capital. See the Statement of Additional Information for additional information concerning repurchase of Common Stock.

  Upon the death of a holder of Common Shares, VKAC will waive any early withdrawal charge (discussed below) applicable to the first $100,000 worth of such holder's Common Shares repurchased pursuant to a tender offer commenced within one year of such holder's death; provided that the Transfer Agent has received, on VKAC's behalf, proper notice of the death of such holder. For this purpose, the Transfer Agent will be deemed to have received proper notice of such holder's death upon its receipt of (i) a duly executed Letter of Transmittal duly submitted in connection with a tender offer, (ii) a written request for waiver of the early withdrawal charge, in form satisfactory to the Transfer Agent, signed by the holder's duly authorized representative or surviving tenant, (iii) appropriate evidence of death and (iv) appropriate evidence of the authority of the representative of the deceased holder or surviving tenant. Common Shares held in joint tenancy or tenancy in common will be deemed to be held by a single holder (which may be either tenant in the case of joint tenancy) and the death of any such tenant will be deemed to be the death of such holder of Common Shares. Information concerning the waiver of the early withdrawal charge may be obtained by contacting the Fund.

  If the Fund must liquidate portfolio holdings in order to purchase Common Shares tendered, the Fund may realize gains and losses. Such gains may be realized on securities held for less than three months. Due to the requirement for qualification as a regulated investment company under the Code that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months, the Fund may not be able to sell portfolio holdings held for less than three months that the Fund may wish to sell in the ordinary course of its portfolio management, which may affect adversely the Fund's yield.

  EARLY WITHDRAWAL CHARGE. An early withdrawal charge to recover offering expenses will be charged in connection with most Common Shares held for less than five years which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge will be imposed on a number of Common Shares accepted for cash tender from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tender is accepted of (a) all Common Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely those purchased within the five years preceding the acceptance) over the purchase price of such Common Shares. The early withdrawal charge will be paid to VKAC. For the fiscal years ended July 31, 1993, 1994 and 1995, VKAC received payments totalling $1,354,000, $2,100,000 and $1,469,000 respectively pursuant to the early withdrawal charge. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Common Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                YEAR OF REPURCHASE
                   AFTER PURCHASE                    EARLY WITHDRAWAL CHARGE
---------------------------------------------------  -----------------------
      First........................................            3.0%
      Second.......................................            2.5%
      Third........................................            2.0%
      Fourth.......................................            1.5%
      Fifth........................................            1.0%
      Sixth and following..........................            0.0%

  The following example will illustrate the operation of the early withdrawal charge. Assume that an investor purchases $10,000 worth of the Fund's Common Shares for cash through VKAC and that 21 months later the value of the account has grown through the reinvestment of dividends and capital appreciation to $12,000. The investor then may submit for repurchase pursuant to a tender offer up to $2,000 worth of Common Shares without incurring an early withdrawal charge. If the investor should submit for repurchase pursuant to a tender offer $5,000 worth of Common Shares, an early withdrawal charge would be imposed on $3,000 worth of the Common Shares submitted. The charge would be imposed at the rate of 2.5% because it is in the second year after the purchase was made and the charge would be $75.

  EXCHANGES. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class B Shares") of certain open-end investment companies distributed by VKAC ("VKAC Funds"). The Early Withdrawal Charge will be waived for Common Shares tendered in exchange for Class B Shares in the VKAC Funds; however, such Class B Shares immediately become subject to a contingent deferred sales charge equivalent to the Early Withdrawal Charge on Common Shares of the Fund. Thus, shares of such VKAC Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VKAC Funds. The purchase of shares of such VKAC Fund will be deemed to have occurred at the time of the initial purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

  The prospectus for each VKAC Fund describes its investment objectives and policies. Shareholders can obtain, without charge, a prospectus by calling 1-800-421-5666 and should consider these objectives and policies carefully before requesting an exchange. Each exchange must involve proceeds from Common Shares which have a net asset value of at least $500. An exchange is a taxable event and may result in a taxable gain or loss.

------------------------------------------------------------------------------
DESCRIPTION OF COMMON SHARES
------------------------------------------------------------------------------

  The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 14, 1989, as amended and restated on September 19, 1989 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The Fund does not intend to hold annual meetings of the holders of Common Shares.

  COMMON SHARES. The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $.01 par value per Common Share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The terms of any borrowings may limit the payment of dividends to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

  As a rule, the Fund will not issue share certificates. However, upon written request to the Transfer Agent, a Share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time.

  The Common Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Common Shares. The following table sets forth, since the commencement of the Fund's investment operations, for the quarterly periods ending on the dates set forth below the high and low net asset value per Common Share during such period.

            QUARTERLY PERIOD ENDING               HIGH             LOW
-----------------------------------------------  ------           ------
September 30, 1995.............................  $10.05           $10.04
June 30, 1995..................................   10.05            10.03
March 31, 1995.................................   10.07            10.02
December 31, 1994..............................  $10.06           $10.04
September 30, 1994.............................   10.05            10.03
June 30, 1994..................................   10.05            10.03
March 31, 1994.................................   10.07            10.05
December 31, 1993..............................  $10.07           $10.00
September 30, 1993.............................   10.01             9.99
June 30, 1993..................................   10.06             9.99
March 31, 1993.................................   10.06            10.04
December 31, 1992..............................  $10.04           $ 9.97
September 30, 1992.............................   10.02             9.99
June 30, 1992..................................   10.01             9.98
March 31, 1992.................................   10.02            10.00
December 31, 1991..............................  $10.01           $ 9.99
September 30, 1991.............................    9.99             9.98

  As of December 8, 1995, the net asset value per Common Share was $10.02. The following table sets forth certain information with respect to the Common Shares as of December 8, 1995:

                                                    (3)
                                                    AMOUNT          (4)
                                                    HELD          AMOUNT
                                                    BY          OUTSTANDING
                                                    FUND         EXCLUSIVE
                                                    FOR             OF
                                     (2)            ITS           AMOUNT
              (1)                  AMOUNT           OWN            SHOWN
         TITLE OF CLASS           AUTHORIZED        ACCOUNT      UNDER (3)
--------------------------------  ---------         ---         -----------
Common Shares of beneficial
  interest, $.01 par value        unlimited           0         350,830,838

  To the knowledge of the Fund, as of December 8, 1995, no person held 5% or more of the Fund's Common Shares either beneficially or of record. Further, as of such date, officers and trustees of the Fund as a group owned less than 1% of the Common Shares.

  ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Common Shares, such provisions could have the effect of depriving holders of Common Shares of an opportunity to sell their Common Shares at a premium over prevailing market prices. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Common Shares.

   In addition, the Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Common Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Common Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. See "Repurchase of Shares--Anti-takeover Provisions" in the Statement of Additional Information.

------------------------------------------------------------------------------
PURCHASING SHARES OF THE FUND
------------------------------------------------------------------------------

  The Fund offers continuously its Common Shares through VKAC, the principal underwriter of the continuous offering of the Common Shares, whose offices are located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Common Shares will also be offered through members of the National Association of Securities Dealers, Inc. ("NASD") or eligible non-NASD members who are acting as brokers or agents for investors ("broker-dealers"). The Fund reserves the right to terminate or suspend the continuous offering of its Shares at any time without prior notice.

  The Fund does not intend to list the Common Shares on any national securities exchange and none of the Fund, the Adviser or VKAC, intends to make a secondary market in the Common Shares. Accordingly, there is not expected to be any secondary trading market in the Common Shares and an investment in the Common Shares should be considered illiquid.

  Except as discussed below under "Investments by Tax Sheltered Retirement Plans," the minimum initial investment in the Fund is $1,000 and minimum subsequent investment is $100.

  During the continuous offering, the Common Shares will be offered by the Fund at the public offering price next computed after an investor places an order to purchase directly with VKAC, or with the investor's broker-dealer. The price of Common Shares ordered through an investor's broker-dealer will be the public offering price next determined after the Fund receives the order. Because the Fund determines the public offering price once daily on each business day as of 5:00 p.m. Eastern time, orders placed through an investor's broker-dealer must be transmitted to the Fund by the broker-dealer prior to such time for the investor's order to be executed at the public offering price to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to such time must be settled between the investor and the broker-dealer placing the order. The public offering price is equal to the net asset value per Common Share. There will be no initial sales charge or underwriting discount on purchases of Common Shares.

  VKAC will compensate broker-dealers participating in the continuous offering at a rate of 3.0% of the dollar value of Common Shares purchased from the Fund by such broker-dealers. If the Common Shares remain outstanding after one year from the date of their original purchase, VKAC will compensate such broker-dealers at an annual rate, paid quarterly, in an amount based on a percentage of the value of such Common Shares, in accordance with the following schedule:

                                                              ANNUAL
                                                         COMPENSATION AS A
                  YEAR AFTER DATE                       PERCENTAGE OF VALUE
               OF ORIGINAL PURCHASE                    OF SHARES OUTSTANDING
---------------------------------------------------   -----------------------
First..............................................            0.00%
Second.............................................            0.10%
Third..............................................            0.15%
Fourth.............................................            0.20%
Fifth..............................................            0.25%
Sixth and following................................            0.35%

At various times VKAC may implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. The value of any such non-cash awards will not exceed $50 per person annually. These incentives will not change the price investors pay for Common Shares or the amount that the Fund will receive from the sale of Common Shares. The compensation paid to broker-dealers at the time of purchase, the quarterly payments mentioned above will be paid by VKAC out of its own assets, and not out of the assets of the Fund. An early withdrawal charge payable to VKAC will be imposed on most Common Shares held for less than five years that are accepted for repurchase pursuant to a tender offer by the Fund. See "Repurchase of Shares." The compensation paid to broker-dealers and VKAC, including the compensation paid at the time of purchase, the quarterly payments mentioned above and the early withdrawal charge, if any, will not in the aggregate exceed applicable limitations, which the Fund currently understands to be 8.0%. VKAC will monitor the aggregate value of all such compensation on an ongoing basis.

  Automatic Investment. Once an investor has opened an account in the Fund with the minimum $1,000 investment, the automatic investment option may be utilized to make regular monthly investments of $100 or more into such investor's account with the Fund. In order to utilize this option, an investor must fill out and sign the Automatic Investment application available from the Transfer Agent, the Fund, such investor's broker or dealer, or VKAC. Once the Transfer Agent has received this application, such investor's checking account at his designated local bank will be debited each month in the amount authorized by such investor to purchase shares of the Fund. Once enrolled in the Automatic Investment Program, an investor may change the monthly amount or terminate participation at any time by writing the Transfer Agent. Investors in the automatic investment program will receive a confirmation of these transactions from the Fund quarterly and their regular bank account statements will show the debit transaction each month.

  Investments by Tax-Sheltered Retirement Plans. Common Shares are available for purchase in connection with certain types of tax-sheltered retirement plans, including: Individual Retirement Accounts ("IRA's") for individuals; Simplified Employee Pension Plans ("SEP's") for employees; qualified plans for self-employed individuals; and qualified corporate pension and profit sharing plans for employees.

  The purchase of shares of the Fund may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250.

  IRAs are available for individuals under age 70 1/2 whether or not they are active participants in any other tax-qualified employer plan. Generally, individuals who are not active participants in a tax-qualified employer plan may deduct from gross income their IRA contributions which do not exceed 100% of compensation received during a year or $2,000 ($2,250 for a spousal account), whichever is less. If an employee or the employee's spouse is an active participant in a tax-qualified employer plan, the IRA deduction is phased out above certain income levels. Individuals may, however, make non-deductible contributions to their IRAs up to the lesser of 100% of annual compensation or $2,000 ($2,250 for a spousal account) without being subject to an excise tax on excessive contributions. Generally, earnings on investments held in an IRA are not taxable until withdrawn. Subject to certain exceptions, substantial tax penalties apply to withdrawals before age 59 1/2.

  A SEP is a retirement program established by an employer (including individuals) for the benefit of its eligible employees. Generally, any employee who has attained age 21, worked for the employer during three of the past five years and earned a specified amount from the employer in the current year will be eligible to participate. Under a SEP, each participant establishes an IRA to which the sponsoring employer makes annual calendar year contributions. Generally, those contributions cannot exceed the lesser of $30,000 or 15% of the participant's compensation for the year. A participating employee may also make his or her IRA contribution to the same account. Generally, earnings on accounts held in an IRA established pursuant to a SEP are not taxable until withdrawn. Subject to certain exceptions, substantial tax penalties apply to withdrawals before attainment of age 59 1/2.

  Common Shares may also be purchased by employer sponsored tax qualified retirement plans which allow for investments in investment companies. A standardized plan is available through securities dealers or brokers, the Fund, or VKAC for employers (including individuals) who desire to start or amend a retirement plan. The form of this standardized plan has been determined to be "qualified" under the Internal Revenue Code. An employer may use this prototype to establish a profit sharing plan, a money purchase pension plan or both for its eligible employees. The cost for the use of the prototype is an initial fee of $50 and there are no annual fees. The adopting employer determines within the prescribed limits the eligibility standards, rate of contributions and other significant provisions of the prototype plan. VKAC, as sponsor of this prototype plan, reserves the right to amend such plan from time to time to assure its continued qualification under the Internal Revenue Code or for other reasons. Employers adopting this prototype plan will be bound by such amendments.

  Shareholders considering establishing a retirement plan or purchasing any Fund shares in connection with a retirement plan, should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

  The illiquid nature of the Fund's Common Shares may affect the nature of distributions from tax sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax sheltered retirement plans.
------------------------------------------------------------------------------
COMMUNICATIONS WITH SHAREHOLDERS
------------------------------------------------------------------------------

  The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organiza-tions such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications.

  The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period. The Fund calculates the compounded distribution rate by adding one to the monthly distribution rate, raising the sum to the power of 12 and subtracting one from the product. In circumstances in which the Fund believes that, as a result of decreases in market rates of interest, its expected monthly distributions may be less than the distributions with respect to the immediately preceding monthly distribution period, the Fund reserves the right to calculate the distribution rate on the basis of a period of less than one month.

  Distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per share can be expected to fluctuate over time.

  The following table is intended to provide investors with a comparison of short-term money market rates. This comparison should not be considered a representation of future money market rates, nor what an investment in the Fund may earn or what an investor's yield or total return may be in the future. These comparisons may be used in advertisements and in information furnished to present or prospective shareholders.

                                                 COMPARISON OF PRIME RATE,
                                    CERTIFICATE OF DEPOSIT RATE, MONEY MARKET RATE AND
                                              LONDON INTER-BANK OFFERED RATE
                                                (AVERAGE OF CALENDAR YEAR)
               ---------------------------------------------------------------------------------------------
               1982    1983    1984    1985   1986   1987   1988   1989    1990    1991   1992   1993   1994
               -----   -----   -----   ----   ----   ----   ----   -----   -----   ----   ----   ----   ----
Prime
 Rate(1)...... 15.06%  10.78%  12.06%  9.99%  8.38%  8.15%  9.24%  10.88%  10.01%  8.46%  6.25%  6.00%  8.50%
C.D.
 Rate(2)...... 12.57    9.27   10.68   8.25   6.51   7.01   7.91    9.08    8.17   5.91   3.76   3.28   6.90
Money Market
 Rate(3)...... 11.70    8.20    9.58   7.50   6.17   5.89   6.77    8.53    7.82   5.44   3.36   2.70   3.75
LIBOR(4)......  9.18    9.81    8.75   8.00   6.37   7.43   9.62    8.37    7.56   4.25   3.43   3.37   6.50

---------------
(1) The Prime Rate quoted by a major U.S. bank is the base rate on corporate loans at large U.S. money center commercial banks. Source: Federal Reserve Bulletin.

(2) The Certificate of Deposit Rate represents the average annual rate paid on large six-month CDs traded in the secondary market. Source: Bloomberg.

(3) The Money Market Rate represents Donoghue's Money Fund Averages for taxable money market funds.

(4) The London Inter-Bank Offered Rate represents the rate at which most creditworthy international banks dealing in Eurodollars charge each other for large loans. Source: Bloomberg.

------------------------------------------------------------------------------
CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
------------------------------------------------------------------------------

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, Massachusetts 02105-1713, is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the Fund Accounting Agreement between it and the Fund. ACCESS Investor Services, Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256 is the dividend disbursing and transfer agent of the Fund.

------------------------------------------------------------------------------
LEGAL OPINIONS
------------------------------------------------------------------------------

  Certain legal matters in connection with the Common Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom.

------------------------------------------------------------------------------
EXPERTS
------------------------------------------------------------------------------

  The financial statements for the period ended July 31, 1995, included in the Statement of Additional Information, have been so included in reliance on the report of KPMG Peat Marwick LLP, independent certified public accountants, given on the authority of said firm as experts in auditing and accounting.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

  Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

  The Table of Contents for the Statement of Additional Information is as follows:

                                                                  PAGE
                                                                  ----
Investment Objective and Policies and Special Risk
  Considerations................................................  B-2
Investment Restrictions.........................................  B-8
Officers and Trustees...........................................  B-10
Portfolio Transactions..........................................  B-13
Management of the Fund..........................................  B-14
Net Asset Value.................................................  B-16
Taxation........................................................  B-17
Repurchase of Shares............................................  B-20
Independent Auditors' Report....................................  B-24
Financial Statements for the Year Ended July 31, 1995...........  B-25
Notes to Financial Statements...................................  B-36

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE
NUMBER 1-800-421-5666.

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR 1-800-421-5666.

DEALERS--FOR DEALER
INFORMATION, CALL
1-800-421-5666. FOR WIRE ORDERS
CALL ACCESS INVESTOR
SERVICES, INC.'S TOLL FREE
NUMBER--1-800-231-7166

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL 1-800-772-8889

FOR AUTOMATED TELEPHONE
SERVICES DIAL 1-800-847-2424
VAN KAMPEN AMERICAN CAPITAL
PRIME RATE INCOME TRUST
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Principal Underwriter

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Dividend Disbursing and Transfer Agent

ACCESS INVESTOR
SERVICES, INC.
P.O. BOX 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
Prime Rate Income Trust

Custodian

STATE STREET BANK AND
TRUST COMPANY
225 Franklin Street, P.O. Box 1713
Boston, MA 02105-1713

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

                                   PRIME RATE
                                  INCOME TRUST

 ------------------------------------------------------------------------------

                              P R O S P E C T U S

                               NOVEMBER 13, 1995

        ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH  ------

                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------